UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2008

PLX TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-25699	94-3008334
(Commission File Number)	(I.R.S. Employer Identification No.)

870 Maude Avenue, Sunnyvale, California 94085
(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 21, 2008, PLX Technology Inc., a Delaware corporation (the "Company"), issued a press release announcing financial results for the first quarter 2008.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

On April 21, 2008, PLX Technology Inc., a Delaware corporation (the "Company"), issued a press release announcing financial results for the first quarter 2008.

The press release issued on April 21, 2008, by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c) Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated as of April 21, 2008, announcing PLX Technology’s financial results for the first quarter 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

		By:	/s/ ARTHUR WHIPPLE
Arthur Whipple
Chief Financial Officer

Dated:	April 21, 2008